UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 11, 2009

REGENERON PHARMACEUTICALS, INC.
(Exact Name of Registrant as Specified in Charter)

New York	000-19034	13-3444607
(State or other jurisdiction of	(Commission File No.)	(IRS Employer Identification No.)
Incorporation)

777 Old Saw Mill River Road, Tarrytown, New York 10591-6707
(Address of principal executive offices, including zip code)

(914) 347-7000
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

     On June 11, 2009, Regeneron Pharmaceuticals, Inc., together with sanofi-aventis, issued a press release announcing preliminary results of a randomized, placebo-controlled Phase 2 Study of aflibercept (VEGF Trap) in advanced ovarian cancer patients with recurrent symptomatic malignant ascites. A copy of this press release is attached as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

99.1 Press Release dated June 11, 2009.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REGENERON PHARMACEUTICALS, INC.
Date: June 11, 2009

By:	/s/ Stuart Kolinski
Name: Stuart Kolinski
Title: Senior Vice President and General Counsel

Exhibit Index

Exhibit No.	Description
99.1	Press Release dated June 11, 2009.